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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of earliest event
  reported:  June 23, 1994



                           PROTECTIVE LIFE CORPORATION
- - --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        0-9924                   95-2492236
- - --------------------------------------------------------------------------------
  (State of                 (Commission File Number)       (IRS Employer
Incorporation)                                          Identification No.)



2801 Highway 280 South,  Birmingham, Alabama       35223
- - --------------------------------------------------------------------------------
(Address of principal executive offices)         (Zip Code)





                                 (205) 879-9230
                         -------------------------------
                         (Registrant's telephone number)

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          Item 7.  EXHIBITS.  The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 33-52831) of Protective Life Corporation (the "Company") and PLC Capital L.L.C. The Registration Statement and the Prospectus Supplement, dated June 23, 1994, to the Prospectus, dated June 2, 1994, relate to the offering of the Company's 7.95% Senior Notes due July 1, 2004.

1(a)      Underwriting Agreement, dated June 23, 1994, among the
          Company and the Representatives of the several Underwriters named in the respective Pricing Agreements described therein.

1(d) Pricing Agreement, dated June 23, 1994, among the Company, Goldman, Sachs & Co. and Alex. Brown & Sons Incorporated.

4(g) Senior Indenture, dated as of June 1, 1994, from the Company to The Bank of New York, as Trustee.

4(g)(1) Supplemental Indenture No. 1, dated as of July 1, 1994, from the Company to The Bank of New York, as Trustee.

4(l)      Specimen Senior Note (included as Exhibit A to Exhibit
          4(g)(1)).


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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, Protective Life Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   PROTECTIVE LIFE CORPORATION




                                   By   /s/ Jerry W. DeFoor
                                       ------------------------------
                                       Jerry W. DeFoor
                                       Vice President and Controller
                                       and Chief Accounting Officer



Dated:  July 1, 1994


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                                  EXHIBIT INDEX


Exhibit                                                                    Page
- - -------                                                                    ----

1(a)      Underwriting Agreement, dated June 23, 1994, among the
          Company and the Representatives of the several Underwriters named in the respective Pricing Agreements described therein.

1(d) Pricing Agreement, dated June 23, 1994, among the Company, Goldman, Sachs & Co. and Alex. Brown & Sons Incorporated.

4(g) Senior Indenture, dated as of June 1, 1994, from the Company to The Bank of New York, as Trustee.

4(g)(1) Supplemental Indenture No. 1, dated as of July 1, 1994, from the Company to The Bank of New York, as Trustee.

4(l)      Specimen Senior Note (included as Exhibit A to Exhibit
          4(g)(1)).


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